As filed with the Securities and Exchange Commission on September 5, 2008

1933 Act File No. 333-152388

U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. 1 [ X ]

EATON VANCE MUNICIPALS TRUST (Exact name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant's Telephone Number)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A, Class B and Class C shares of Beneficial Interest of Eaton Vance National Municipals Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A	-	Proxy Statement/Prospectus

Part B	-	Statement of Additional Information

Part C	-	Other Information

Signature Page

Exhibit Index

Exhibits

EATON VANCE FLORIDA PLUS MUNICIPALS FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

^ September 5, 2008

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Florida Plus Municipals Fund (the “Florida Plus Fund”), a series of Eaton Vance Municipals Trust (the “Trust”), on October 31, 2008, to consider a proposal to approve an Agreement and Plan of Reorganization to convert shares of the Florida Plus Fund into corresponding shares of Eaton Vance National Municipals Fund (the “National Fund”), also a series of the Trust (the “Reorganization”). Florida Plus Fund and National Fund have substantially similar investment objectives and policies. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by Eaton Vance Management, the Board of Trustees has determined that it is in the best interests of the Florida Plus Fund and the National Fund if the Florida Plus Fund is merged into the National Fund. We believe that you will benefit from the Reorganization because upon such Reorganization, Florida Plus Fund shareholders will become shareholders of a larger, more diversified fund with a lower expense ratio and higher yield and distribution rate.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Florida Plus Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Florida Plus Fund avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time. Your participation in this vote is extremely important.

Sincerely,

/s/ Robert B. MacIntosh

Robert B. MacIntosh
President
Eaton Vance Municipals Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE FLORIDA PLUS MUNICIPALS FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held October 31, 2008

     A Special Meeting of Shareholders of Eaton Vance Florida Plus Municipals Fund (the “Florida Plus Fund”) will be held at the principal office of the Florida Plus Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 31, 2008 at 2:30 P.M. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to convert shares of the Florida Plus Fund into corresponding shares of Eaton Vance National Municipals Fund (the “National Fund”)^ . The Plan provides for the transfer of all of the assets and liabilities of the Florida Plus Fund to the National Fund in exchange for corresponding shares of the National Fund; and

2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

     The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on August 22, 2008 as the record date for the determination of the shareholders of the Florida Plus Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma
Secretary

^ September 5, 2008 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Florida Plus Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS Acquisition of the Assets of EATON VANCE FLORIDA PLUS MUNICIPALS FUND By And In Exchange For Shares of EATON VANCE NATIONAL MUNICIPALS FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

^ September 5, 2008

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the Eaton Vance Florida Plus Municipals Fund (the “Florida Plus Fund”), a series of Eaton Vance Municipals Trust, a Massachusetts business trust registered as an open-end management investment company (the “Trust”) to be held on October 31, 2008 (the “Meeting Date”) at 2:30 p.m., Eastern Time, at The Eaton Vance Building, 255 State Street, Boston, MA 02109. This document is both the Proxy Statement of the Florida Plus Fund and a Prospectus of the Eaton Vance National Municipals Fund (the “National Fund”), also a series of the Trust. Florida Plus Fund and National Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds^ ”. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or “Trustees”).

^ This Proxy Statement/Prospectus relates to the proposed reorganization of each class of shares of the Florida Plus Fund shares into a corresponding class of shares of the National Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of the Florida Plus Fund to the National Fund in exchange for shares of the National Fund. Following the transfer, National Fund shares will be distributed to shareholders of the Florida Plus Fund and the Florida Plus Fund will be terminated. As a result, each shareholder of the Florida Plus Fund will receive National Fund shares equal in value to the value of such shareholder’s Florida Plus Fund shares, in each case calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Reorganization.

^ Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as ^ proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it, prior to exercise by a signed writing filed with the Fund’s proxy tabulator, ^ The Altman Group, Inc, 60 East 42nd Street, Suite 405, New York, NY 10165, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about ^ September 5, 2008. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 22, 2008 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of the Florida Plus Fund held. The number of shares of beneficial interest of each class of ^ each Fund outstanding and the persons who held of record more than five percent of the outstanding shares of ^ each Fund as of the Record Date, along with such information for the combined fund as if the Reorganization was consummated on the Record Date, are set forth in Appendix C.

This Proxy Statement/Prospectus sets forth concisely the information that you should know ^ when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. This Proxy Statement/Prospectus is accompanied by the Prospectus of National Fund dated February 1, 2008 as supplemented May 15, 2008, which is incorporated by reference herein. A Statement of Additional Information dated ^ September 5, 2008 that relates to this Proxy Statement/Prospectus and contains additional information about the National Fund and the Reorganization is on file with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus of the Florida Plus Fund, dated December 1, 2007, as supplemented December 12, 2007, March 1, 2008^ , May 15, 2008 and June 30, 2008 (the “Florida Plus Fund Prospectus”), the Statement of Additional Information related to the Florida Plus Fund Prospectus, dated December 1, 2007, as supplemented May 15, 2008 (the “Florida Plus Fund SAI”) and the Statement of Additional Information of the National Fund dated February 1, 2008, as supplemented May 15, 2008 (the “National Fund SAI”) are on file with the SEC and are incorporated by reference into this Proxy Statement/^ Prospectus.

The Annual Reports to Shareholders dated September 30, 2007 and the Semiannual Reports to ^ Shareholders dated March 31, 2008 for the Florida Plus Fund and the National Fund have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:00 am to 7:00 pm Eastern time.

Upon request, copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Florida Plus Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator – Mutual Fund Operations, or call 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time. The foregoing documents may be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above, material incorporated by reference, and other information about the Florida Plus Fund and the National Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

TABLE OF CONTENTS
Page
SUMMARY	^ 1

FUND EXPENSES	^ 3

^ REASONS FOR THE REORGANIZATION	^ 4

INFORMATION ABOUT THE REORGANIZATION	^ 5

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES OF
THE FLORIDA PLUS FUND COMPARE TO THAT OF THE NATIONAL FUND^ ?	9

PRINCIPAL RISK FACTORS	11

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	^ 11

INFORMATION ABOUT THE FUNDS	^ 11

VOTING INFORMATION	12

DISSENTERS RIGHTS	^ 13

NATIONAL FUND FINANCIAL HIGHLIGHTS	^ 14

FLORIDA PLUS FUND FINANCIAL HIGHLIGHTS	^ 16

EXPERTS	^ 18

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	B-1

APPENDIX C: OUTSTANDING SHARES AND 5% HOLDERS	C-1

^

iii

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus and the documents referred to herein.

Proposed Transaction. The Trustees of the Trust have approved the Plan^ , which provides for the transfer of all of the assets of Florida Plus Fund to National Fund in exchange for the issuance of National Fund shares and the assumption of all of Florida Plus Fund’s liabilities by the National Fund at a closing to be held as soon as practicable following ^ approval of the Reorganization by shareholders of Florida Plus Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. The value of each shareholder’s account with the corresponding class of the National Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the Florida Plus Fund immediately prior to the Reorganization^ . Following the transfer, National Fund shares will be distributed to shareholders of the Florida Plus Fund and the Florida Plus Fund will be terminated. As a result of the Reorganization, each shareholder of the Florida Plus Fund will receive full and fractional National Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing date to the value of such shareholder’s shares of the Florida Plus Fund. At or prior to the Closing, the Florida Plus Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of shareholders of both Florida Plus Fund and National Fund.

Background for the Proposed Transaction. The Board of Trustees of the Trust considered a number of factors, including the proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds would produce additional economies of scale and reduce the ^ expense ratio for Florida Plus Fund shareholders, the Reorganization would be tax-free for federal income tax purposes, and Florida Plus Fund shareholders are expected to receive higher yields and distribution rates as shareholders of the National Fund. Moreover, the Trustees considered that, in light of the recent repeal of the Florida intangibles tax and the absence of a Florida income tax, shareholders of both Florida Plus Fund and National Fund would benefit from a larger fund with increased investment opportunities and flexibility by consolidating two funds that have substantially similar investment objectives and policies and that invest in similar securities.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interest^ of shareholders and has recommended that Florida Plus Fund shareholders vote for the Reorganization.

Principal Differences Between the Florida Plus Fund and the National Fund. Florida Plus Fund and National Fund have substantially similar investment objectives and policies. One distinction in their investment policies is that Florida Plus Fund is required to invest at least 75% of its assets in investment grade obligations, while National Fund is required to invest at least 65% of its assets in investment grade obligations at the time of investment. Investment grade obligations are those rated at least BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”). As such, the National Fund may have a slightly higher risk profile than the Florida Plus Fund. The Funds’ investment adviser, Boston Management and Research (“BMR”), does not believe this 10% potential difference in exposure to below investment grade securities is material. Moreover, as of June 30, 2008, the National Fund had approximately 7.12% of its assets invested in below investment grade and unrated obligations and the Florida Plus Fund had holdings of below investment grade and unrated obligations equal to approximately 16.96% of net assets.

While both Funds may invest in municipal obligations of any state, historically the Florida Plus Fund has a higher percentage of its portfolio invested in obligations of the State of Florida or political subdivisions thereof. After the Reorganization occurs, the resulting combined fund would have a ^ smaller portion of its assets invested in Florida obligations than Florida Plus Fund ^ had historically and Florida Plus Fund shareholders would be invested in a more broadly diversified fund. The National Fund is a diversified fund and has an investment restriction to that effect. While the Florida Plus Fund does not have ^ an investment restriction requiring it to be diversified, it has operated as a diversified fund in conjunction with a change in its investment policies effective January 1, 2008.

Advisory Fees and Expenses. National Fund is significantly larger than Florida Plus Fund and has a lower effective advisory fee and a lower total expense ratio than Florida Plus Fund. For its fiscal year ended September 30, 2007, Florida Plus Fund’s total fund operating expenses (excluding interest expense relating to inverse floater investments) were 0.79% for Class A shares and 1.54% for each of Class B and Class C shares, including an effective advisory fee of 0.42% and distribution and service (12b-1) fees of 0.20% for Class A shares and 0.95% for each of Class B and Class C shares. For the same fiscal year, National Fund’s total fund operating expenses (excluding interest expense relating to inverse floater investments) were 0.64% for Class A shares and 1.39% for each of Class B and Class C shares, including an effective advisory fee of 0.32% and distribution and service (12b-1) fees of 0.25% for Class A shares and 1.00% for each of Class B and Class C shares. The Florida Plus Fund is authorized under its distribution plans to pay service fees of up to 0.25% annually, and the Trustees have approved payment of 0.20% annually. In the case of the National Fund, the Trustees have authorized service fee payments of 0.25% annually. Despite the slightly higher service fees payable by the National Fund, on a pro forma basis assuming the consummation of the Reorganization on ^ March 31, 2008, the total fund expenses payable by former Florida Plus Fund shareholders would be approximately 0.16% lower after the Reorganization. National Fund’s total expenses following the Reorganization would be slightly reduced by a de minimus amount. See “Fund Expenses” below.

Distribution Arrangements. National Fund offers classes of shares that correspond with the outstanding classes of shares of Florida Plus Fund. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Trust’s principal underwriter. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B and Class C shares of each Fund are sold at net asset value subject to a contingent deferred sales charge (“CDSC”). As a result of the Reorganization, shareholders of each class of shares of the Florida Plus Fund would receive shares of the corresponding class of the National Fund. ^ Although the Funds have differing distribution and service fees^ , as described above, the sales charges, privileges and services associated with the classes of National Fund are identical to their corresponding classes of Florida Plus Fund. National Fund also offers Class I shares, which will not be ^ involved in the Reorganization.

Redemption Procedures and Exchange Privileges. ^ The Florida Plus Fund and the National Fund offer^ the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guaranties. The respective classes of each Fund have the same exchange privileges.

Tax Consequences. The Florida Plus Fund will obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Florida Plus Fund shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Fund in liquidation of their interest in Florida Plus Fund. Their tax basis in National Fund shares received in the Reorganization will be the same as their tax basis in their Florida Plus Fund shares, and the tax holding period will be the same. National Fund’s tax basis for the assets received in the Reorganization will be the same as Florida Plus Fund’s basis immediately before the Reorganization, and National Fund’s tax holding period for those assets will include Florida Plus Fund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of either Fund. Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

FUND EXPENSES

Expenses shown are those for the year ended March 31, 2008 and on a pro forma basis giving effect to the Reorganization as of such date.

Fund Fees and Expenses

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net	None	5.00%	1.00%
asset value at time of purchase or time of redemption)

Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses

		Distribution and	Other Expenses		Other Expenses	Total Annual
	Management	Service (12b-1)	(including Interest	Interest	(excluding Interest	Fund Operating
	Fees	Fees	Expense)*	Expense	Expense)	Expenses

Florida Plus Fund
Class A	0.42%	0.20%	0.72%	0.54%	0.18%	1.34%
Class B	0.42%	0.95%	0.72%	0.54%	0.18%	2.09%
Class C	0.42%	0.95%	0.72%	0.54%	0.18%	2.09%

National Fund
Class A	0.32%	0.25%	0.61%	0.53%	0.08%	1.18%
Class B	0.32%	1.00%	0.61%	0.53%	0.08%	1.93%
Class C	0.32%	1.00%	0.61%	0.53%	0.08%	1.93%

Pro Forma
Combined Fund
Class A	0.32%	0.25%	0.61%	0.53%	0.08%	1.18%
Class B	0.32%	1.00%	0.61%	0.53%	0.08%	1.93%
Class C	0.32%	1.00%	0.61%	0.53%	0.08%	1.93%

*	“Other Expenses” includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total “Other Expenses” would have been in the amounts described in the table above as “Other Expenses (excluding Interest Expense)”.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Florida Plus Fund
Class A	$605	$ 879	$1,174	$2,011
Class B*	$712	$1,055	$1,324	$2,229
Class C	$312	$ 655	$1,124	$2,421

National Fund
Class A	$590	$ 832	$1,093	$1,839
Class B*	$696	$1,006	$1,242	$2,059
Class C	$296	$ 606	$1,042	$2,254

Pro Forma Combined Fund
Class A	$590	$ 832	$1,093	$1,839
Class B*	$696	$1,006	$1,242	$2,059
Class C	$296	$606	$1,042	$2,254

^ You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Florida Plus Fund
Class A	$605	$879	$1,174	$2,011
Class B*	$212	$655	$1,124	$2,229
Class C	$212	$655	$1,124	$2,421

National Fund
Class A	$590	$832	$1,093	$1,839
Class B*	$196	$606	$1,042	$2,059
Class C	$196	$606	$1,042	$2,254

Pro Forma Combined Fund
Class A	$590	$832	$1,093	$1,839
Class B*	$196	$606	$1,042	$2,059
Class C	$196	$606	$1,042	$2,254

*	Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

^ REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Board of Trustees of the Trust. In reaching the decision to recommend that the shareholders of the Florida Plus Fund vote to approve the Reorganization, the Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interest^ of each Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

  Elimination of Florida Intangibles Tax. Prior to January 1, 2007, the State of Florida imposed an “intangibles tax” on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida municipal obligations were exempt from this tax. The repeal of the Florida state intangibles tax in 2007 reduced the attractiveness of Florida bonds to investors formerly subject to the intangibles tax. Accordingly, the Board revised the Florida Plus Fund’s investment policies to eliminate the requirement that the Florida Plus Fund invest primarily in securities exempt from the Florida state intangibles tax and changed the name of the Florida Plus Fund to its present name from “Eaton Vance Florida Municipals Fund,” in effect transforming the Fund into a national municipal bond fund. Given the similarities between the Florida Plus Fund and the National Fund and the expected benefits from combining the Funds, the Board now believes it would be in the best interest of the Florida Plus Fund to reorganize into the National Fund.
  Continuity of Objectives, Restrictions and Policies. As described ^ herein, Florida Plus Fund and National Fund have substantially similar investment objectives and policies. In addition, there are no material differences between the Funds’ fundamental investment restrictions. While the National Fund is a diversified fund and has an investment restriction to that effect, the Florida Plus Fund does not have such ^ an investment restriction^ but currently is operated as a diversified fund.
  Effect on Fund Fees, Expenses and Services. As of May 30, 2008, National Fund (total net assets of approximately $6.4 billion) is significantly larger than Florida Plus Fund (total net assets of approximately $206 million). As described above, National Fund has a lower effective advisory fee and a lower total expense ratio than Florida Plus Fund. As the result of the Reorganization, Florida Plus Fund shareholders are expected to benefit from the National Fund’s lower expense ratio.
  National Fund offers ^ classes of shares that correspond with the outstanding ^ classes of shares of Florida PlusFund. As a result of the Reorganization, shareholders of each ^ class of shares of the Florida Plus Fund wouldreceive shares of the corresponding ^ class of the National Fund. The privileges and services associated withthe ^ classes of National Fund are identical to their corresponding ^ classes of Florida Plus Fund.

  Tax Consequences. The Florida Plus Fund will obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Florida Plus Fund shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Fund in liquidation of their interest in Florida Plus Fund.  Their tax basis in National Fund shares received in the Reorganization will be the same as their tax basis in theirFlorida Plus Fund shares, and the tax holding period will be the same. Furthermore, it is not anticipated that theReorganization will preclude utilization of any of the capital loss carryovers of either Fund.
  Relative Performance. National Fund has outperformed Florida Plus Fund on a total return basis for the three- year, five-year and ten-year periods ended May 30, 2008, while Florida Plus Fund outperformed National Fund for the one-year period then ended. As of May 30, 2008, National Fund has a higher distribution rate and 30- day yield than the Florida Plus Fund.^
  Economies of Scale and Other Potential Benefits. After the Reorganization, the combined fund will offer economies of scale that may lead to lower per share expenses for shareholders. Such economies may be realized with respect to printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater ^ asset size of the combined fund may allow it, relative to the Florida Plus Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.
  No Dilution. After the Reorganization, each former shareholder of Florida Plus Fund will own shares of National Fund equal to the aggregate value of his or her shares of Florida Plus Fund immediately prior to the Reorganization. Because shares of National Fund will be issued at the per share net asset value of the Florida Plus Fund in exchange for the assets of Florida Plus Fund, that, net of the liabilities of Florida Plus Fund assumed by National Fund, will equal the aggregate value of those shares, the net asset value per share of National Fund will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.
  Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization to be borne by the Florida Plus Fund.
  Impact on Eaton Vance Management (“EVM” or “Eaton Vance”). EVM and its ^ affiliates will continue to collect advisory and distribution and service fees on Florida Plus Fund assets acquired by National Fund pursuant to the Reorganization. In the case of advisory fees, EVM would collect fees at the incremental advisory fee rate applicable to the National Fund^ , assuming the Reorganization occurred on May 30, 2008^ approximately 0.28% annually. This is significantly lower than the overall effective advisory fee rate applicable to the Florida Plus Fund of approximately 0.43% annually, and will result in approximately $297,000 in reduced fee revenue annually to EVM at current asset levels. With respect to the service fees that are payable by Class A, Class B and Class C shares, EVD will receive a 0.05% higher fee on Florida Plus Fund assets after the Reorganization. However, with respect to assets that are over one year old, such fee will be paid to financial intermediaries and will not be retained by EVD.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interest^ of shareholders and recommends that Florida Plus Fund shareholders vote for the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on June 16, 2008, the Board of Trustees of the Trust approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing, the Trust shall transfer all of the assets of Florida Plus Fund and assign all liabilities to National Fund, and National Fund shall acquire such assets and shall assume such liabilities upon delivery by National Fund to Florida Plus Fund on the Closing date of Class A, Class B and Class C National Fund shares (including, if applicable, fractional shares). The value of Class A, Class B and Class C shares issued to the Florida Plus Fund by National Fund will be the same as the value of Class A, Class B and Class C shares that the Florida Plus Fund has outstanding on the Closing date. The National Fund shares received by the Florida Plus Fund will be distributed to Florida Plus Fund shareholders, and each Florida Plus Fund shareholder will receive shares of the corresponding class of National Fund equal in value to those of Florida Plus Fund held by such shareholder.

National Fund will assume all liabilities, expenses, costs, charges and reserves of Florida Plus Fund on the Closing date. At or prior to the Closing, the Florida Plus Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Florida Plus Fund’s shareholders all of Florida Plus Fund’s investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry-forwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after the Closing, ^ Florida Plus Fund shall liquidate and distribute pro rata to its shareholders of record as of the close of trading on the New York Stock Exchange on the Closing date the full and fractional National Fund Class A, Class B and Class C shares equal in value to the Florida Plus Fund shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Fund in the name of each shareholder of Florida Plus Fund, representing the respective pro rata number of full and fractional National Fund Class A, Class B and Class C shares due such shareholder. All of National Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Fund at the price in effect as described in National Fund’s prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Trust’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of the Florida Plus Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before December 31, 2008. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Fund shares to be issued to Florida Plus Fund shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. Florida Plus Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $210,000.

Description of National Fund Shares. Full and fractional Class A, Class B and Class C shares of National Fund will be distributed to Florida Plus Fund shareholders in accordance with the procedures under the Plan as described above. Each National Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

Federal Income Tax Consequences. It is expected that the Reorganization should qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of K&L Gates LLP at the Closing. Accordingly, shareholders of Florida Plus Fund will not recognize any capital gain or loss and Florida Plus Fund’s assets and capital loss carry-forwards should be transferred to National Fund without recognition of gain or loss.

It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to Florida Plus Fund’s shareholders depending upon their tax basis (generally, the original purchase price) for their Florida Plus Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Fund received in the Reorganization. Shareholders of Florida Plus Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

Capitalization. The following table (which is unaudited) sets forth the capitalization of Florida Plus Fund and National Fund (excluding Class I shares) as of ^ August 26, 2008, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of the Florida Plus Fund at net asset value.

	Net Assets	Net Asset Value per Share	Shares Outstanding
Florida Plus Fund

Class A	$ ^ 170,880,037	$ 9.^ 79	^ 17,459,936
Adjustments*	(185,^ 278)	$(0.^ 011)
Class B	^ 18,830,678	$ 10.^ 03	^ 1,876,829
Adjustments*	(20,^ 417)	$(0.011)
Class C	^ 3,970,276	$ 10.^ 04	^ 395,561
Adjustments*	(4,^ 305)	$(0.011)
Total	^ $193,680,991
Adjustments*	(210,000)
Total	^ $193,470,991		^ 19,732,326

National Fund

Class A	^ $4,553,883,892	$10.^ 20	^ 446,532,988
Class B	^ 156,195,845	$10.^ 20	^ 15,314,702
Class C	^ 1,294,436,208	$10.^ 20	126,^ 920,178
Total	^ $6,004,515,945		^ 588,767,868

Pro Forma Combined After Reorganization

Class A	^ $4,724,578,651	$10.^ 20	^ 463,270,558
Class B	^ 175,006,106	$10.^ 20	^ 17,159,008
Class C	^ 1,298,402,179	$10.^ 20	^ 127,309,045
Total	^ $6,197,986,936		^ 607,738,611

*	The Florida Plus Fund will bear the expenses of the Reorganization including those as described in “How Will Proxies ^ be Solicited and Tabulated?” below.

^ Performance^ Information. The following bar charts and tables provide information about Florida Plus Fund and National Fund’s performance for each of ^ the ^ past ten calendar ^ years through December 31, 2007. The returns in the bar ^ charts are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The ^ tables contain returns for Class A, Class B and Class C shares and a comparison to the performance of a national index of municipal obligations. Returns in the ^ tables for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

Florida Plus Fund

During the ten years ended December 31, 2007, the highest quarterly total return for Class B was 5.08% for the quarter ended December 31, 2000, and the lowest quarterly return was -2.92% for the quarter ended September 30, 1999. The Florida Plus Fund’s year-to-date total return before taxes through the end of the most recent calendar quarter (December 31, 2007 to June 30, 2008) for Class A, Class B and Class C shares was -2.18%, -2.55% and -2.55%, respectively. For the 30 days ended June 30, 2008, the SEC yield for Class A, Class B and Class C shares was 4.54%, 4.01% and 4.01%, respectively. For current information call 1-800-262-1122 ^ Monday through Friday 8:00 a.m. to ^ 7:00 p.m. Eastern time.

National Fund

During the ten years ended December 31, 2007, the highest quarterly total return for Class B was 7.41% for the quarter ended September 30, 2002, and the lowest quarterly return was -3.03% for the quarter ended December 31, 1999. The National Fund’s year-to-date total return before taxes through the end of the most recent calendar quarter (December 31, 2007 to June 30, 2008) ^ for Class A, Class B and Class C shares was -4.00%, -4.38% and -4.38%, respectively. For the 30 days ended June 30, 2008, the SEC yield for Class A, Class B and Class C shares were 5.05%, 4.54% and 4.53%, respectively. For current information call 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time.

Florida Plus Fund Average Annual Total Return		Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-5.10%	3.09%	4.16%
Class B Return Before Taxes	-5.86%	3.00%	3.89%
Class B Return After Taxes on Distributions	-5.86%	3.00%	3.88%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	-2.50%	3.17%	3.94%
Class C Return Before Taxes*	-2.05%	3.30%	3.88%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
expenses or taxes)	3.36%	4.30%	5.18%

*	The Class C performance prior to the inception of Florida Plus Fund Class C shares on March 13, 2006 is the performance of Class B shares adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes).

National Fund Average Annual Total Return		Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-7.42%	5.03%	4.82%
Class B Return Before Taxes	-8.14%	5.08%	4.71%
Class B Return After Taxes on Distributions	-8.15%	5.08%	4.71%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	-4.00%	5.04%	4.73%
Class C Return Before Taxes	-4.42%	5.28%	4.53%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
^ expenses or taxes)	3.36%	4.30%	5.18%

^ The average annual total returns in the two tables above reflect the maximum sales charge for Class A (4.75%) and any applicable ^ CDSC^ for Class B and Class C. The Lehman Brothers Municipal Bond Index is an unmanaged market index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The ^ Funds’ past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the ^ Funds’ current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the ^ Funds’ performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other ^ classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management’s Discussion of Fund Performance. The total returns of National Fund and the factors that materially affected its performance during the most recent fiscal year and semiannual period are contained in its Annual Report dated September 30, 2007 and Semiannual Report dated March 31, 2008, both of which are incorporated by reference into this Proxy Statement/Prospectus and relevant portions of which are attached hereto as ^ Appendix B^ .

The performance of Florida Plus Fund is described under the caption “Performance Information and Portfolio Composition” in the Annual Report of Florida Plus Fund for the year ended September 30, 2007 and Semiannual Report dated March 31, 2008, both of which were previously mailed to Florida Plus Fund shareholders and are incorporated by reference into this Proxy Statement/Prospectus.

^

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES OF THE FLORIDA PLUS FUND COMPARE TO THAT OF THE NATIONAL FUND?

Below is a summary comparing the business, investment objectives, principal investment strategies and policies of the Florida Plus Fund and the National Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

The National Fund is a diversified fund and has an investment restriction to that effect. While the Florida Plus Fund does not have ^ an investment restriction requiring it to be diversified, it has operated as a diversified fund in conjunction with a change in its investment policies effective January 1, 2008.

	Florida Plus Fund	National Fund

Business	^ A diversified series of the Trust^ .	^ Same

Investment Objective	^Seeks to provide current income exempt from regular federal income tax.	Same

	Florida Plus Fund	National Fund

80% Investment	^ Under normal market conditions, invests at	Same
^ Policy	least 80% of its net assets in municipal
obligations, the interest on which is exempt
from regular federal income tax.

Investment	Primarily invests in investment grade	Same
Policies	municipal obligations (those rated BBB or
Baa or higher), but may also invest in lower
rated obligations. The Fund normally invests
in municipal obligations with maturities of ten
years or more.

Investment	At least 75% of net assets will normally be	At least 65% of net assets will normally be
Grade Securities	invested in municipal obligations rated at least	invested in municipal obligations rated at least
	investment grade at the time of investment.	investment grade at the time of investment.

Concentration	^ May invest 25% or more of its total assets in	Same
municipal obligations in the same sector (such
as leases, housing finance, public housing,
municipal utilities, hospital and health
facilities or industrial development). This
may make the Fund more susceptible to
adverse economic, political or regulatory
occurrences or adverse court decisions
affecting a particular sector.

^ Borrowing	^ May borrow up to one-third of its total	Same
assets (including borrowings), but it will not
borrow more than 5% of the value of its total
assets except to satisfy redemption requests or
for other temporary purposes.

^ Derivative	^ May purchase derivative instruments, which	Same
Instruments	derive their value from another instrument,
security or index, including inverse floaters.
May also purchase and sell various kinds of
financial futures contracts and options thereon
to hedge against changes in interest rates or as
a substitute for the purchase of portfolio
securities. May also enter into interest rate
swaps, forward rate contracts and credit
derivatives, which may include credit default
swaps, total return swaps or credit options, as
well as purchase an instrument that has greater
or lesser credit risk than the municipal bonds
underlying the instrument.

^ Illiquid	^ May not own illiquid securities if more than	Same
Securities	15% of its net assets would be invested in
securities that are not readily marketable.

^	^	^

Investment	Boston Management and Research	Same
Adviser	(“BMR”), a subsidiary of Eaton Vance,
with offices at The Eaton Vance
Building, 255 State Street, Boston, MA
02109, is the Fund’s investment adviser.

	Florida Plus Fund	National Fund

Administrator	Eaton Vance	Same

Portfolio	Cynthia J. Clemson	Thomas M. Metzold
Managers	* Vice President, Eaton Vance and BMR	* Vice President, Eaton Vance and BMR
	*Portfolio manager of the Fund since	* Portfolio manager of the Fund since
	November 2, 1998	December 17, 1993

Distributor	Eaton Vance Distributors, Inc.^	Same

PRINCIPAL RISK FACTORS

As discussed above, the Funds have substantially similar investment objectives and policies and, as such, are subject to substantially similar risks. See “Investment Objective & Principal Policies and Risks” in the National Fund Prospectus for a description of the principal risks of investing in the Funds.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. Each Fund is a separate series of the Trust, a Massachusetts business trust governed by an Amended and Restated Declaration of Trust dated ^ January 11, 1993, as amended ^ from time to time, and by applicable Massachusetts law.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the trust is provided for in the Declaration of Trust and By-Laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet^ their respective obligations.

Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Information about National Fund is included in its current Prospectus dated February 1, 2008, as amended, a copy of which is included herewith and incorporated by reference herein. Additional information about National Fund is included in the National Fund SAI, which has been filed with the SEC and is incorporated by reference herein. Information concerning the operation and management of the Florida Plus Fund is incorporated herein by reference from the Florida Plus Fund Prospectus and Florida Plus Fund SAI. Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109 or by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time.

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, ^ as amended^ , and in accordance therewith files proxy material, reports and other information with the SEC. These reports can be inspected and copied at the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Householding: One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the ^ Proxy Statement/Prospectus by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time or writing to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of the outstanding shares of the Florida Plus Fund as defined in the 1940 Act is required to approve the Plan. Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of the Florida Plus Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of the Florida Plus Fund. Class A, Class B and Class C shareholders will vote together as a single group. Approval of the Plan by the shareholders of Florida Plus Fund is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special ^ Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time if you plan to attend the Special Meeting.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Florida Plus Fund before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of the Florida Plus Fund at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the Florida Plus Fund’s Board of Trustees will be borne by the Florida Plus Fund^ . Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Florida Plus Fund, by personnel of Eaton Vance, by the Florida Plus Fund’s transfer agent, ^ PNC Global Investment Servicing, by broker-dealer firms or by a professional solicitation organization. The Florida Plus Fund has retained ^ The Altman Group, Inc. to assist in the solicitation of proxies, for which the Florida Plus Fund will pay an estimated fee of approximately $^ 50,000, including out-of-pocket expenses. The expenses connected with the solicitation of this proxy and with any further proxies which may be solicited by the Florida Plus Fund’s officers, by Eaton Vance personnel, by the transfer agent, ^ by broker-dealer firms or by ^ The Altman Group, Inc., in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Florida Plus Fund. A written proxy may be delivered to the Florida Plus Fund or ^ its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Florida Plus Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs of the Reorganization are ^ approximately $210,000.

Shareholders also may choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Florida Plus Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Florida Plus Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Florida Plus Fund, by the execution of a later-dated proxy card, by the Florida Plus Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card^ , it will be voted FOR the matters specified on the proxy card. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Florida Plus Fund in obtaining a quorum, but may have the effect of a “No” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

With respect to the Florida Plus Fund, what constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in the Trust’s By-Laws. Under the By-Laws of the Trust, the presence, in person or by proxy, of a majority of the outstanding shares is necessary to establish a quorum.

If a quorum is not present with respect to the Florida Plus Fund at the Special Meeting, the persons named as ^ proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the ^ proposal. A meeting, including the Special Meeting, may be adjourned one or more times. Each such adjournment requires the affirmative vote of the holders of a majority of Florida Plus Fund’s shares that are present at the meeting, in person or by proxy. The persons named as proxies will vote in favor of or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Florida Plus Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

NATIONAL FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). Class I share information has not been included because Class I is not ^ involved in the Reorganization. This information has been audited (except for the six months ended March 31, 2008) by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the National Fund’s financial statements are incorporated herein by reference and included in the National Fund’s annual report, which is available on request.

	Six Months Ended			Year Ended
	March 31, 2008			September 30,
	(Unaudited) (1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value –
Beginning of period	$11.490	$11.490	$11.490	$11.780	$11.780	$11.780	$11.270	$11.270	$11.270

Income (loss) from
operations
Net investment income	$0.266	$0.225	$0.224	$0.521	$0.434	$0.431	$0.565	$0.478	$0.480
Net realized and
unrealized gain (loss)	(1.344)	(1.346)	(1.345)	(0.290)	(0.290)	(0.287)	0.478	0.480	0.478
Total income (loss)
from operations	$(1.078)	$(1.121)	$(1.121)	$0.231	$0.144	$0.144	$1.043	$0.958	$0.958

Less distributions
From net investment income	$(0.262)	$(0.219)	$(0.219)	$(0.521)	$(0.434)	$(0.434)	$(0.533)	$(0.448)	$(0.448)
Total distributions	$(0.262)	$(0.219)	$(0.219)	$(0.521)	$(0.434)	$(0.434)	$(0.533)	$(0.448)	$(0.448)
Contingent deferred sales charges	-	-	-	-	-	-	-	-	-
Net asset value – End of period	$10.150	$10.150	$10.150	$11.490	$11.490	$11.490	$11.780	$11.780	$11.780
Total Return(2)	(9.48)% (9)	(9.84)% (9)	(9.84)% (9)	1.95%	1.20%	1.20%	9.50%	8.69%	8.69%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$4,344,625	$153,492	$1,201,550	$4,647,177	$173,176	$1,334,054	$3,259,363	$140,593	$783,143
Ratios (As a percentage
of average daily net assets):
Expenses excluding interest and fees	0.64%(10)	1.39%(10)	1.39%(10)	0.64%(5)	1.39%(5)	1.39%(5)	0.72%	1.47%	1.47%
Interest and fee expense(7)	0.50%(10)	0.50%(10)	0.50%(10)	0.62%	0.62%	0.62%	0.61%	0.61%	0.61%
Total expenses before custodian
fee reduction	1.14%(10)	1.89%(10)	1.89%(10)	1.26%(5)	2.01%(5)	2.01%(5)	1.33%	2.08%	2.08%
Expenses after
Expenses after custodian fee reduction
excluding interest and fees	0.64%(10)	1.39%(10)	1.39%(10)	0.63%(5)	1.38%(5)	1.38%(5)	0.71%	1.46%	1.46%
Net investment income	4.84%(10)	4.09%(10)	4.09%(10)	4.44%	3.69%	3.68%	4.93%	4.17%	4.18%
Portfolio Turnover of the Portfolio(8)	-	-	-	-	-	-	-	-	-
Portfolio Turnover of the Fund	41%	41%	41%	65%	65%	65%	58%	58%	58%

	Year Ended
	September 30,

	2005(1)			2004(1)			2003(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value –
Beginning of period	$10.920	$10.920	$10.920	$10.840	$10.850	$10.840	$10.920	$10.920	$10.920

Income (loss) from operations
Net investment income	$0.574	$0.482	$0.486	$0.654	$0.598	$0.565	$0.666	$0.622	$0.587
Net realized and unrealized gain (loss)	0.355	0.364	0.360	0.079	0.063	0.087	(0.105)	(0.097)	(0.101)
Total income (loss) from operations	$0.929	$0.846	$0.846	$0.733	$0.661	$0.652	$0.561	$0.525	$0.486

Less distributions
From net investment income	$(0.579)	$(0.496)	$(0.496)	$(0.653)	$(0.595)	$(0.572)	$(0.641)	$(0.601)	$(0.566)
Total distributions	$(0.579)	$(0.496)	$(0.496)	$(0.653)	$(0.595)	$(0.572)	$(0.641)	$(0.601)	$(0.566)
Contingent deferred sales charges	-	-	-	-	$0.004	-	-	$0.006	-
Net asset value – End of period	$11.270	$11.270	$11.270	$10.920	$10.920	$10.920	$10.840	$10.850	$10.840
Total Return(2)	8.69%	8.15% (3)	7.99% (4)	6.94%	6.25%	6.15%	5.46%	5.17%	4.71%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$2,147,435	$83,629	$388,276	$1,769,191	$29,577	$224,955	$236,885	$1,553,297	$200,310
Ratios (As a percentage of average
daily net assets):
Expenses excluding interest and fees	0.77%(6)	1.52%(6)	1.52%(6)	0.79%(6)	1.17%(6)	1.53%(6)	0.78%(6)	1.20%(6)	1.53%(6)
Interest and fee expense(7)	0.44%(6)	0.44%(6)	0.44%(6)	0.33%(6)	0.33%(6)	0.33%(6)	0.27%(6)	0.27%(6)	0.27%(6)
Total expenses before custodian
fee reduction	1.21%(6)	1.96%(6)	1.96%(6)	1.12%(6)	1.50%(6)	1.86%(6)	1.05%(6)	1.47%(6)	1.80%(6)
Expenses after custodian fee reduction
excluding interest and fees	0.76%(6)	1.51%(6)	1.51%(6)	0.79%(6)	1.17%(6)	1.53%(6)	0.78%(6)	1.20%(6)	1.53%(6)
Net investment income	5.14%	4.30%	4.35%	6.05%	5.44%	5.19%	6.29%	5.88%	5.54%
Portfolio Turnover of the Portfolio(8)	-	-	-	9%	9%	9%	22%	22%	22%
Portfolio Turnover of the Fund	54%	54%	54%	-	-	-	-	-	-

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.19% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

(10)	Annualized.

FLORIDA PLUS FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Florida Plus Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited (except for the six months ended March 31, 2008) by Deloitte & Touche LLP, as independent registered public accounting firm. The report of Deloitte & Touche LLP and the Florida Plus Fund’s financial statements are incorporated herein by reference and included in the Florida Plus Fund’s annual report, which is available on request.

	Six Months Ended			Year Ended
	March 31, 2008			September 30,
	(Unaudited) (1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C(2)

Net asset value –
Beginning of period	$10.580	$10.850	$10.850	$10.820	$11.090	$11.080	$10.640	$10.910	$10.970

Income (loss) from operations
Net investment income	$0.243	$0.209	$0.208	$0.486	$0.416	$0.416	$0.490	$0.421	$0.215
Net realized and unrealized
gain (loss)	(0.859)	(0.890)	(0.889)	(0.246)	(0.247)	(0.237)	0.174	0.172	0.118
Total income (loss) from operations	$(0.616)	$(0.681)	$(0.681)	$0.240	$0.169	$0.179	$0.664	$0.593	$0.333

Less distributions
From net investment income	$(0.244)	$(0.209)	$(0.209)	$(0.480)	$(0.409)	$(0.409)	$(0.484)	$(0.413)	$(0.223)
Total distributions	$(0.244)	$(0.209)	$(0.209)	$(0.480)	$(0.409)	$(0.409)	$(0.484)	$(0.413)	$(0.223)
Contingent deferred sales charges	-	-	-	-	-	-	-	-	-
Net asset value – End of period	$9.720	$9.960	$9.960	$10.580	$10.850	$10.850	$10.820	$11.090	$11.080
Total Return(3)	(5.89)% (11)	(6.33)% (11)	(6.33)% (11)	2.23%	1.53%	1.62%	6.40%	5.55%	3.08%(11)

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$178,636	$20,270	$3,720	$212,898	$25,845	$2,952	$222,008	$35,969	$643
Ratios (As a percentage
of average daily net assets):
Expenses excluding interest and fees	0.80%(5)	1.55%(5)	1.55%(5)	0.79%(6)	1.54%(6)	1.54%(6)	0.79%	1.54%	1.54%(5)
Interest and fee expense(8)	0.48%(5)	0.48%(5)	0.48%(5)	0.55%	0.55%	0.55%	0.44%	0.44%	0.44%(5)
Total expenses before custodian
fee reduction	1.28%(5)	2.03%(5)	2.03%(5)	1.34%(6)	2.09%(6)	2.09%(6)	1.23%	1.98%	1.98%(5)
Expenses after custodian fee reduction
excluding interest and fees	0.79%(5)	1.54%(5)	1.54%(5)	0.78%(6)	1.53%(6)	1.53%(6)	0.78%	1.53%	1.53%(5)
Net investment income	4.72%(5)	3.97%(5)	3.95%(5)	4.51%	3.76%	3.78%	4.59%	3.85%	3.53%(5)
Portfolio Turnover of the Portfolio(9)	-	-	-	-	-	-	-	-	-
Portfolio Turnover of the Fund	38%	38%	38%	19%	19%	19%	42%	42%	42%(10)

	Year Ended
	September 30,

	2005(1)		2004(1)		2003(1)

	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value – Beginning of period	$10.580	$10.840	$10.680	$10.950	$10.940	$11.220

Income (loss) from operations
Net investment income	$0.506	$0.437	$0.536	$0.469	$0.548	$0.482
Net realized and unrealized gain (loss)	0.065	0.075	(0.098)	(0.110)	(0.259)	(0.272)
Total income (loss) from operations	$0.571	$0.512	$0.438	$0.359	$0.289	$0.210

Less distributions
From net investment income	$(0.511)	$(0.442)	$(0.538)	$(0.469)	$(0.549)	$(0.480)
Total distributions	$(0.511)	$(0.442)	$(0.538)	$(0.469)	$(0.549)	$(0.480)
Contingent deferred sales charges	-	-	-	-	-	-
Net asset value – End of period	$10.640	$10.910	$10.580	$10.840	$10.680	$10.950
Total Return(3)	5.50%	(4.98)% (4)	4.18%	3.34%	2.76%	1.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,300	$42,074	$193,379	$51,162	$25,996	$236,914
Ratios (As a percentage of average daily net
assets):
Expenses excluding interest and fees	0.82%(7)	1.57%(7)	0.82%(7)	1.57%(7)	0.79%(7)	1.54%(7)
Interest and fee expense(8)	0.26%(7)	0.26%(7)	0.13%(7)	0.13%(7)	0.20%(7)	0.20%(7)
Total expenses before custodian fee reduction	1.08%(7)	1.83%(7)	0.95%(7)	1.70%(7)	0.99%(7)	1.74%(7)
Expenses after custodian fee reduction excluding
interest and fees	0.81%(7)	1.56%(7)	0.82%(7)	1.57%(7)	0.78%(7)	1.53%(7)
Net investment income	4.75%	4.01%	5.09%	4.26%	5.12%	4.39%
Portfolio Turnover of the Portfolio(9)	-	-	9%	9%	23%	23%
Portfolio Turnover of the Fund	16%	16%	-	-	-	-

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 13, 2006, to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements).

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(10)	For the year ended September 30, 2006.

(11)	Not annualized.

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from each Fund’s Annual Report for the year ended September 30, 2007 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

APPENDIX A

FORM OFAGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this __ day of ________, 2008, by and among Eaton Vance Municipals Trust, a Massachusetts business trust (“Municipals Trust”) on behalf of its series Eaton Vance Florida Plus Municipals Fund (“Florida Fund”) and Municipals Trust, on behalf of its series Eaton Vance National Municipals Fund (“National Fund”).

WITNESSETH

     WHEREAS, Municipals Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Florida Fund and National Fund), and the Trustees of Municipals Trust have divided the shares of Florida Fund and National Fund into multiple classes, including Class A, Class B and Class C shares (“Florida Fund Shares” and “National Fund Shares”), and, in the case of National Fund, Class I Shares;

     WHEREAS, Municipals Trust desires to provide for the reorganization of Florida Fund through the acquisition by National Fund of substantially all of the assets of Florida Fund in exchange for National Fund Shares in the manner set forth herein; and

     WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.	Definitions

	1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.

	1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

	1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.

	1.4	The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of Florida Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date. Included therein for the National Fund Class B and Class C shall be the uncovered distribution charges under the Florida Fund Class B and Class C Distribution Plans, or, if lower, the amount of contingent deferred sales charges that would be paid by all Florida Class B and Class C shareholders if they redeemed on the Closing Date; such amount shall be treated as uncovered distribution charges under the National Fund Class B and Class C Distribution Plans.

	1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.

	1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

	1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

	1.8	The term “Closing Date” shall mean ^ __________, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

	1.9	The term “Commission” shall mean the Securities and Exchange Commission.

	1.10	The term “Custodian” shall mean State Street Bank and Trust Company.

	1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

	1.12	The term “Municipals Trust N-14” shall mean Municipals Trust’s registration statement on Form N-14, including a Joint Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the National Fund Shares to be issued in connection with this transaction.

	1.13	The term “National Municipals Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Municipals Trust with respect to National Fund in effect on the date hereof or on the Closing Date, as the context may require.

	1.14	The term “NYSE” shall mean the New York Stock Exchange.

	1.15	The term “Proxy Statement” shall mean the Joint Proxy Statement/Prospectus furnished to the Florida Fund shareholders in connection with this transaction.

	1.16	The term “Securities List” shall mean the list of those securities and other assets owned by Municipals Trust, on behalf of Florida Fund, on the Delivery Date.

	1.17	The term “Florida Municipals Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Municipals Trust with respect to Florida Fund in effect on the date hereof or on the Closing Date, as the context may require.

	1.18	The term “Valuation Date” shall mean the day of the Closing Date.

2.	Transfer and Exchange of Assets

	2.1	Reorganization of Florida Fund. At the Closing, subject to the requisite approval of the Florida Fund’s shareholders and the terms and conditions set forth herein, Municipals Trust shall transfer all of the assets of Florida Fund and assign all Assumed Liabilities to National Fund, and National Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Fund to Florida Fund on the Closing Date of Class A, Class B and Class C National Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, National Fund will receive good and marketable title thereto free and clear of all liens.

	2.2	Computation of Net Asset Value. The net asset value per share of the National Fund Shares and the net value of the assets of Florida Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the National Fund Shares shall be computed in the manner set forth in the National Municipals Trust Form N-1A. In determining the value of the securities transferred by Florida Fund to National Fund, such assets shall be priced in accordance with the policies and procedures described in the National Municipals Trust N-1A.

3.	Closing Date, Valuation Date and Delivery

	3.1	Closing Date. The Closing shall be at the offices of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109 immediately prior to the opening of Eaton Vance’s business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

	3.2	Valuation Date. Pursuant to Section 2.2, the net value of the assets of Florida Fund and the net asset value per share of National Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Municipals Trust with respect to Florida Fund will be permanently closed, and sales of Florida Fund Shares shall be suspended, as of the close of business of Municipals Trust on the Valuation Date. Redemption requests thereafter received by Municipals Trust with respect to Florida Fund shall be deemed to be redemption requests for National Fund Shares to be distributed to shareholders of Florida Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Florida Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Municipals Trust, accurate appraisal of the net assets of Florida Fund to be transferred hereunder or the assets of National Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Municipals Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

	3.3	Delivery of Assets. After the close of business on the Valuation Date, Municipals Trust shall issue instructions providing for the delivery of all of its assets held on behalf of Florida Fund to the Custodian to be held for the account of National Fund, effective as of the Closing. National Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.	Florida Fund Distributions and Termination

	4.1	As soon as reasonably practicable after the Closing Date, Municipals Trust shall pay or make provisions for the payment of all of the debts and taxes of Florida Fund and distribute all remaining assets, if any, to shareholders of Florida Fund, and Florida Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, Municipals Trust on behalf of Florida Fund shall distribute the Class A, Class B and Class C National Fund Shares it received from the National Fund to the shareholders of the Florida Fund and shall instruct National Fund as to the amount of the pro rata interest of each of Florida Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Municipals Trust), to be registered on the books of National Fund, in full and fractional National Fund Shares, in the name of each such shareholder, and National Fund agrees promptly to transfer the National Fund Shares then credited to the account of Florida Fund on the books of National Fund to open accounts on the share records of National Fund in the names of Florida Fund shareholders in accordance with said instruction. Each Florida Fund shareholder shall receive shares of the corresponding class of National Fund to the class of Florida Fund held by such shareholder. All issued and outstanding Florida Fund Shares shall thereupon be canceled on the books of Municipals Trust. National Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	Florida Fund Securities

On the Delivery Date, Municipals Trust on behalf of Florida Fund shall deliver the Securities List and tax records. Such records shall be made available to National Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that Florida Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open- end, management investment company.

6.	Liabilities and Expenses

National Fund shall acquire all liabilities of Florida Fund, whether known or unknown, or contingent or determined. Municipals Trust will discharge all known liabilities of Florida Fund, so far as may be possible, prior to the Closing Date. Florida Fund ^ shall bear the^ expenses^ of carrying out this Agreement.

7.	Municipals Trust Representations and Warranties

Municipals Trust, on behalf of Florida and National Funds, hereby represents, warrants and agrees as follows:

	7.1	Legal Existence. Municipals Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each of Florida Fund and National Fund is a validly existing series of Municipals Trust. Municipals Trust is authorized to issue an unlimited number of shares of beneficial interest of National Fund.

	7.2	Registration under 1940 Act. Municipals Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

7.3	Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Florida Fund dated September 30, 2007 and March 31, 2008 (unaudited) and National Fund dated September 30, 2007 and March 31, 2008 (unaudited), fairly present the financial condition of Florida Fund and National Fund as of said dates in conformity with generally accepted accounting principles.

7.4	No Contingent Liabilities. There are no known contingent liabilities of Florida Fund or National Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Municipals Trust threatened, against Florida Fund or National Fund which would materially affect its financial condition.

7.5	Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Municipals Trust by vote taken at a meeting of such Board duly called and held on^ June 16, 2008. No approval of the shareholders of National Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Municipals Trust and is a valid and legally binding obligation of each of Florida Fund and National Fund enforceable in accordance with its terms.

7.6	No Material Violations. Municipals Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Municipals Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipals Trust is a party or by which it is bound.

7.7	Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Florida Fund or National Fund, each of Florida Fund and National Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Florida Fund and National Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8	Good and Marketable Title. On the Closing Date, Florida Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to National Fund. Upon delivery of such assets, National Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which National Fund has notice and necessary documentation at or prior to the time of delivery.

	7.9	National Municipals Trust N-1A Not Misleading. The National Municipals Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

	7.10	Proxy Statement. The Proxy Statement delivered to the Florida Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

	7.11	Books and Records. Each of Florida Fund and National Fund have maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

	8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

	8.2	Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Florida Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Municipals Trust.

	8.3	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

	8.4	Registration Statement. The Municipals Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Municipals Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the Florida Fund as of ^ August 22, 2008 in accordance with the provisions of the 1934 Act and the rules thereunder.

	8.5	Declaration of Dividend. Municipals Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Florida Fund shareholders all of Florida Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Florida Fund, all of its net capital gain realized in the final taxable period of Florida Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Florida Fund.

8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8	Due Diligence. Municipals Trust shall have had reasonable opportunity to have its officers and agents review the records of Florida Fund.

8.9	No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Florida Fund or National Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

any loss (whether or not covered by insurance) suffered by Florida Fund or National Fund materially and adversely affecting of Florida Fund or National Fund, other than depreciation of securities;

issued by Municipals Trust to any person any option to purchase or other right to acquire shares of any class of Florida Fund or National Fund Shares (other than in the ordinary course of Municipals Trust’s business as an open-end management investment company);

any indebtedness incurred by Florida Fund or National Fund for borrowed money or any commitment to borrow money entered into by Florida Fund or National Fund except as permitted in Florida Municipals Trust N-1A or National Municipals Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

any amendment to the Declaration of Trust or By-Laws of Municipals Trust that will adversely affect the ability of Municipals Trust to comply with the terms of this Agreement; or

any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Florida Fund except as provided in Florida Municipals Trust N-1A so long as it will not prevent Municipals Trust from complying with Section 7.8.

	8.10	Lawful Sale of Shares. On the Closing Date, National Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Municipals Trust, and conform in all substantial respects to the description thereof contained in the Municipals Trust N-14 and Proxy Statement furnished to the Florida Fund shareholders and the National Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Municipals Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

	8.11	Documentation and Other Actions. Municipals Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Municipals Trust, The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before December 31, 2008. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.	Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Municipals Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Municipals Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by Florida Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Fund Shares to be received by Florida Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Municipals Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Municipals Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Municipals Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of Municipals Trust shall be liable for the obligations of any other series.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:	EATON VANCE MUNICIPALS TRUST
(on behalf of Eaton Vance Florida Plus Municipals Fund)

By:

Maureen A. Gemma, Secretary	Robert B. MacIntosh, President

EATON VANCE MUNICIPALS TRUST
(on behalf of Eaton Vance National Municipals Fund)

By:

Maureen A. Gemma, Secretary	Robert B. MacIntosh, President

APPENDIX B ANNUAL AND SEMIANNUAL REPORTS MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Eaton Vance National Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 M A N A G E M E N T ' S D I S C U S S I O N O F F U N D P E R F O R M A N C E

Eaton Vance National Municipals Fund (the “Fund”) is designed to provide current income exempt from regular federal income tax. The Fund invests primarily in investment-grade municipal obligations but also invests in lower-rated municipal obligations.

Economic and Market Conditions

Economic growth in the first quarter of 2008 measured 0.6%, according to preliminary Commerce Department data reported in April 2008, following the 0.6% growth rate achieved in the fourth quarter 2007. The housing sector continued to struggle in the first quarter due to market concerns related to subprime mortgages. Although the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, consumers started to curtail spending, as food and energy costs continued to climb, according to Commerce Department data, and consumer confidence levels fell to 25-year lows, according to University of Michigan data.

On March 16, 2008, the Federal Reserve (the “Fed”) took extraordinary actions to support orderly market func-tioning after it learned that Bear Stearns faced a liquidity crisis which could have triggered a wider market crisis. In addition to approving a financing arrangement to support JPMorgan Chase’s acquisition of Bear Stearns, the Fed created a new lending facility that expanded the potential collateral it would accept from member banks and extended the new lending facility to securities firms. The Fed also lowered the Discount Rate, the rate at which it will lend to these firms, to 3.25% from 3.50%. Two days later, on March 18, 2008, at a regularly scheduled meeting of the Federal Open Market Committee, the Fed lowered the Federal Funds Rate by 75 basis points to 2.25% from 3.00% and further lowered the Discount Rate to 2.50%. The Federal Funds Rate has been lowered by a total of 300 basis points (3.00%) since September 18, 2007, from 5.25%, and the Discount Rate has been lowered by a total of 375 basis points (3.75%) since August 17, 2007, from 6.25%. Management believes that all of these actions were aimed at providing market liquidity during this period of extreme uncertainty and tight credit conditions that first surfaced in August 2007.

Management Discussion

The Fund invests primarily in bonds with stated maturities of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – for the six months ended March 31, 2008.1 Management believes that much of the underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncer-tainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Fund generally holds longer-duration bonds. Although the municipal bond market stabilized and Fund performance improved during March 2008, management believes that investors’ flight – from September 2007 through February 2008 – to shorter-maturity uninsured bonds from longer-maturity insured bonds resulted in the Fund’s relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 116% as of March 31, 2008, with many individual bonds trading higher than 116%.2 Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance compa-nies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[2]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.  Portfolio information provided in the report may not be representative of the Fund's current or future investments and may change due to active management.

Eaton Vance National Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EANAX	EVHMX	ECHMX	EIHMX

Average Annual Total Returns (at net asset value)

Six Months	-9.48%	-9.84%	-9.84%	-9.36%
One Year	-10.54	-11.23	-11.23	-10.31
Five Years	4.83	4.18	4.08	5.09
Ten Years	4.32	3.71	3.53	N.A.
Life of Fund†	6.03	5.94	4.38	5.16

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-13.76%	-14.25%	-10.72%	-9.36%
One Year	-14.77	-15.49	-12.08	-10.31
Five Years	3.81	3.85	4.08	5.09
Ten Years	3.81	3.71	3.53	N.A.
Life of Fund†	5.66	5.94	4.38	5.16

† Inception Dates – Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

Total Annual
Operating Expenses[2]	Class A	Class B Class C		Class I

Expense Ratio	1.26%	2.01%	2.01%	1.01%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.23%	4.42%	4.42%	5.51%
Taxable-Equivalent Dist. Rate[3,4]	8.05	6.80	6.80	8.48
SEC 30-day Yield[5]	5.08	4.59	4.59	5.59
Taxable-Equivalent SEC 30-day Yield[4,5]	7.82	7.06	7.06	8.60

Index Performance[6]

Lehman Brothers Municipal Bond Index – Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99

Lipper Averages[7]

Lipper General Municipal Debt Funds Classification – Average Annual Total Returns

Six Months	-1.01%
One Year	-0.84
Five Years	3.07
Ten Years	3.83

Portfolio Manager: Thomas M. Metzold, CFA

Rating Distribution*[8] By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA:

AAA	56.6%	BB	0.3%
AA	15.6%	B	3.5%
A	12.8%	CCC	0.2%
BBB	7.0%	Non-Rated	4.0%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 2/1/08. Includes interest expense of 0.62% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 243, 235, 212 and 147 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

Eaton Vance National Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Statistics[1]

•	Number of Issues:	263
•	Average Maturity:	27.4 years
•	Average Effective Maturity:	25.7 years
•	Average Call Protection:	11.2 years
•	Average Dollar Price:	$86.83

[1]Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Morningstar RatingsTM

NATIONAL MUNICIPALS FUND – CLASS A	OVERALL	3-YEAR	5-YEAR	10-YEAR
	****	*	*****	****
Load waived	****	***	*****	****
MUNI NATIONAL LONG CATEGORY	252 FUNDS	252 FUNDS	248 FUNDS	197 FUNDS

Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end sales load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front-end sales load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the Fund’s net asset value. A portion of income may be subject to federal alternative minimum tax. Please see the Fund’s prospectus for more information. Consult your tax/legal advisor before making any tax-related investment decisions.

Eaton Vance National Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 M A N A G E M E N T ' S D I S C U S S I O N O F F U N D P E R F O R M A N C E

Eaton Vance National Municipals Fund (the “Fund”) is designed to provide current income exempt from regular federal income tax. The Fund invests primarily in investment-grade municipal obligations but also invests in lower-rated municipal obligations.

Economic and Market Conditions

Third quarter economic growth rose 3.1%, following the 3.8% growth rate achieved in the second quarter of 2007, according to preliminary Commerce Department data. During the third quarter ended September 30, 2007, the housing sector continued to struggle, as market concerns related to subprime mortgages caused a number of mortgage lenders to file for bankruptcy protection and others to limit new mortgage originations. Building permits and housing starts have both fallen significantly from their highs in early 2006, while sales of new and existing homes are down from their 2005 peaks. However, the weaker dollar is having a stimula-tive effect on economic growth in export-related indus-tries and on U.S.-based multinational companies whose foreign profits are translated into more dollars. Overall, we believe the economy appears to be slowing, but in a somewhat controlled manner.

According to the Federal Reserve’s (the “Fed”) preferred inflation indicator, the Personal Consumption Expenditure (PCE) price deflator, both absolute and core (excludes food and energy) inflation is fairly well contained within the upper end of the Fed’s comfort zone. In an unscheduled August 17, 2007 meeting, the Fed lowered its Discount Rate – the rate charged to banks borrowing directly from the Fed – to 5.75% from 6.25%. The move was aimed at providing liquidity dur-ing a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August. On September 18, 2007, the Fed lowered its Federal Funds Rate to 4.75% from 5.25% – its first rate cut since the Fed stopped raising rates in June 2006 – and lowered the Discount Rate again to 5.25% from 5.75%.

Municipal market supply rose to record levels in the first half of 2007, resulting in underperformance of the municipal sector. On September 30, 2007, long-term AAA-rated municipal bonds yielded 93.9% of U.S. Treasury bonds with similar maturities.1

For the year ended September 30, 2007, the Lehman Brothers Municipal Bond Index2 (the “Index”), an unmanaged index of municipal bonds, posted a gain of 3.10%. For more information about the Fund’s performance and that of funds in the same Lipper Classification,2 see the Performance Information and Portfolio Composition pages that follow.

Management Discussion

The Fund invests primarily in bonds with stated maturi-ties of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Fund underperformed its benchmark Index during the year ended September 30, 2007. Much of the under-performance can be attributed to the broader-based credit scare that took hold of the fixed-income markets in late August 2007. Yields on some municipal bonds reached 105% of U.S. Treasury yields. We believe that the ratio was not the result of any fundamental problems within the municipal market, but rather reflected the extreme dislocation in the fixed-income marketplace caused by the subprime fears, hedge fund problems, the decentralized municipal marketplace and illiquidity across a range of markets. The Fund's exposure to more liquid, higher-credit quality bonds actually hurt performance as hedge funds and other non-traditional municipal market participants sold large positions of their most liquid bonds in order to raise cash.

Historically, there have been only a few instances of municipals trading at the cheap levels seen in August 2007, and it has generally been a short-term phenomenon. During September 2007, municipals outperformed Treasury bonds, as municipal yields reverted to their more historic relationship to Treasuries. Overall, liquid-ity has returned to the fixed-income marketplace, with a more rational view of the market and risk assessment.

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance National Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] As of 9/30/07	Class A	Class B	Class C	Class I
Share Class Symbol	EANAX	EVHMX	ECHMX	EIHMX

Average Annual Total Returns (at net asset value)

One Year	1.95%	1.20%	1.20%	2.20%
Five Years	6.47	5.85	5.71	6.74
Ten Years	5.94	5.32	5.13	N.A.
Life of Fund†	7.05	6.59	5.33	6.74

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-2.92%	-3.68%	0.22%	2.20%
Five Years	5.45	5.53	5.71	6.74
Ten Years	5.43	5.32	5.13	N.A.
Life of Fund†	6.66	6.59	5.33	6.74
† Inception Dates – Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.33%	2.08%	2.08%	1.08%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.53%	3.78%	3.78%	4.79%
Taxable-Equivalent Dist. Rate[3,4]	6.97	5.82	5.82	7.37
SEC 30-day Yield[5]	4.16	3.62	3.62	4.63
Taxable-Equivalent SEC 30-day Yield[4,5]	6.40	5.57	5.57	7.12

Index Performance[6]

Lehman Brothers Municipal Bond Index – Average Annual Total Returns

One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]

Lipper General Municipal Debt Funds Classification – Average Annual Total Returns

One Year	1.78%
Five Years	3.33
Ten Years	4.33

Portfolio Manager: Thomas M. Metzold, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and Class I on 7/1/99 (commencement of operations), respectively, would have been valued at $17,814 ($16,968 at the maximum offering price), $16,500 and $17,132, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.61% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 236, 212 and 138 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance National Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30, 2007, is as follows, and the average rating is AA:

AAA	59.6%	BB	0.3%
AA	14.7%	B	3.6%
A	8.4%	CCC	0.1%
BBB	7.5%	Non-Rated	5.8%

Fund Statistics[2,3]

•	Number of Issues:	271
•	Average Maturity:	27.6 years
•	Average Effective Maturity:	21.9 years
•	Average Call Protection:	11.4 years
•	Average Dollar Price:	$93.13

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Morningstar RatingsTM3

NATIONAL MUNICIPALS FUND – CLASS A	OVERALL	3-YEAR	5-YEAR	10-YEAR
	*****	*****	*****	*****
Load waived	*****	*****	*****	*****
MUNI NATIONAL LONG CATEGORY	256 FUNDS	256 FUNDS	245 FUNDS	189 FUNDS

3Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the funds’ net asset values. A portion of income may be subject to federal alternative minimum tax. Please see the Fund’s prospectus for more information. Consult tax/legal advisor before making any tax-related investment decisions.

APPENDIX C

OUTSTANDING SHARES AND 5% HOLDERS

Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of the Record Date, the ^ number of shares outstanding of the Florida Plus Fund ^ Class A shares, Class B shares and Class C shares were ^ 17,499,360.991, 1,877,923.317 and ^ 395,561.489, respectively, and the ^ number of shares outstanding of National Fund ^ Class A shares, Class B shares, Class C shares and Class I shares were ^ 447,174,797.936, 15,336,846.038, 127,053,251.886 and ^ 15,782,079.055, respectively. National Fund shareholders are not voting on the proposal.

As of the Record Date, the following person(s) held the share percentage of Florida Plus Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) ^ of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares	Citigroup Global Markets, Inc.	New York, NY	12.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.85%
	Morgan Stanley	Jersey City, NJ	6.44%

Class B shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	20.53%
	Citigroup Global Markets, Inc.	New York, NY	11.21%
	Morgan Stanley	Jersey City, NJ	7.04%

Class C shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	27.86%
	Citigroup Global Markets, Inc.	New York, NY	6.39%
	UBS Financial Services, Inc
	FBO Stanley Dirzis	Naples, FL	5.85%
	Southwest Securities, Inc.
	FBO Doreen Mulholland Coveney Living
	Trust, Doreen M. Coveney TTEE	Dallas, TX	5.61%

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares	Citigroup Global Markets, Inc.	New York, NY	0.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	0.41%
	Morgan Stanley	Jersey City, NJ	0.24%

Class B shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2.24%
	Citigroup Global Markets, Inc.	New York, NY	1.22%
	Morgan Stanley	Jersey City, NJ	0.77%

Class C shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	0.09%
	Citigroup Global Markets, Inc.	New York, NY	0.02%
	UBS Financial Services, Inc
	FBO Stanley Dirzis	Naples, FL	0.02%
	Southwest Securities, Inc.
	FBO Doreen Mulholland Coveney Living
	Trust, Doreen M. Coveney TTEE	Dallas, TX	0.02%

C-1

As of the Record Date, the following person(s) held the share percentage of National Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) ^ of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.01%
	Citigroup Global Markets, Inc.	New York, NY	8.20%
	Charles Schwab & Co., Inc.	San Francisco, CA	6.98%

Class B shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.72%
	Citigroup Global Markets, Inc.	New York, NY	5.38%

Class C shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	28.29%
^	Citigroup Global Markets, Inc.	New York, NY	9.76%

Class I shares	Prudential Investment Management Service	Newark, NJ	23.25%
	Charles Schwab & Co., Inc.	San Francisco, CA	12.62%
^

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.55%
	Citigroup Global Markets, Inc.	New York, NY	7.89%
	Charles Schwab & Co., Inc.	San Francisco, CA	6.72%

Class B shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13.11%
	Citigroup Global Markets, Inc.	New York, NY	4.79%

Class C shares	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	28.21%
^	Citigroup Global Markets, Inc.	New York, NY	9.73%

Class I shares	Prudential Investment Management Service	Newark, NJ	23.25%
	Charles Schwab & Co., Inc.	San Francisco, CA	12.62%

^

^

As of August 22, 2008, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of Florida Plus Fund or National Fund^ . The Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each Fund.

C-2

EATON VANCE MUNICIPALS TRUST Eaton Vance National Municipals Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

STATEMENT OF ADDITIONAL INFORMATION DATED ^SEPTEMBER 5, 2008

     This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Florida Plus Municipals Fund (“Florida Fund”) into Eaton Vance National Municipals Fund (“National Fund”), whereby Florida Fund will transfer substantially all of its assets to National Fund, and shareholders in Florida Fund will receive shares of National Fund, in exchange for their shares of Florida Fund. This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

(1)	The audited financial statements of (a) Florida Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 2007, previously filed on EDGAR, Accession Number 0001104659-07-085672 and (b) National Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended September 30, ^2007, previously filed on EDGAR, Accession Number 0001104659-07-085672.

(2)	The unaudited financial statements of (a) Florida Fund included in the Semiannual Report to Shareholders of the Fund for the ^period ended March 31, 2008, previously filed on EDGAR, Accession Number 0001104659-08-035869 and (b) National Fund included in the Semiannual Report to Shareholders of the Fund for the ^period ended March 31, 2008, previously filed on EDGAR, Accession Number 0001104659-08-035869.

(3)	The Statement of Additional Information of National Fund, dated February 1, 2008, previously filed on EDGAR, Accession Number 0000940394-08-000065.

(4)	The Statement of Additional Information of Florida Fund, dated December 1, 2007, previously filed on EDGAR, Accession Number 0000940394-07-002055.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated ^September 5, 2008 relating to the above-referenced matter. A copy of the Proxy Statement/ Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at (800) 262-1122.

Pro Forma Financial Statements

     Because the net asset value of Florida Fund is less than 10 percent of the net asset value of National Fund as of ^August 26, 2008, no pro forma financial statements are required or provided per Rule 11-01 of Regulation S-X.

PART C

OTHER INFORMATION

Item 15. Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreements of the Registrant provide the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.		Exhibits

(1)	(a)	Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated
January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 55 filed
September 15, 1995 and incorporated herein by reference. As used herein, references to Post-Effective Amendments are to post-effective amendments to the
Registrant’s registration statement on Form N-1A.

	(b)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b)
to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

	(c)	Amended and Restated Establishment and Designation of Series of Shares of
Beneficial Interest without Par Value, effective March 1, 2008 filed as Exhibit
(a)(3) to Post-Effective Amendment No. 114 filed February 28, 2008 and incorporated herein by reference.

(2)	(a)	By-Laws as amended October 21, 1987 filed as Exhibit (2)(a) to Post-Effective
Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(b)	Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13,
1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 55 filed September
15, 1995 and incorporated herein by reference.

	(c)	Amendment to By-Laws of Eaton Vance Municipals Trust dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 89 filed November 26, 2002 and incorporated herein by reference.

(2)	(d)	Amendment to By-Laws of Eaton Vance Municipals Trust dated February 7, 2005 filed as Exhibit (b)(4) to Post-Effective Amendment No. 99 filed March 2, 2005 and incorporated herein by reference.

	(e)	Amendment to By-Laws of Eaton Vance Municipals Trust dated December 11,
2006 filed as Exhibit (b)(5) to Post-Effective Amendment No. 107 filed January 3,
2007 and incorporated herein by reference.

(3)		Voting Trust Agreement. – not applicable.

(4)		Form of Agreement and Plan of Reorganization by and between Eaton Vance
Municipals Trust, on behalf of its series Eaton Vance Florida Plus Municipals Fund and Eaton Vance National Municipals Fund – filed as Appendix A to the Proxy
Statement/Prospectus.

(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated
Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.

(6)	(a)	Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance Alabama Municipals Fund, Eaton Vance Arizona Municipals
Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Colorado Municipals
Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Florida Municipals
Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals
Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals
Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Michigan
Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance
Mississippi Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance
New Jersey Municipals Fund, Eaton Vance New York Municipals Fund, Eaton
Vance North Carolina Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton
Vance Oregon Municipals Fund, Eaton Vance Pennsylvania Municipals Fund,
Eaton Vance Rhode Island Municipals Fund, Eaton Vance South Carolina
Municipals Fund, Eaton Vance Tennessee Municipals Fund, Eaton Vance Virginia
Municipals Fund and Eaton Vance West Virginia Municipals Fund filed as Exhibit
(d)(1) to Post-Effective Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

	(b)	Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance California Municipals Fund and Eaton Vance National Municipals
Fund filed as Exhibit (d)(2) to Post-Effective Amendment No. 96 filed November
24, 2004 and incorporated herein by reference.

(7)	(a)	Distribution Agreement between Eaton Vance Municipals Trust and Eaton Vance
Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June
23, 1997 filed as Exhibit (6)(a)(7) to Post-Effective Amendment No. 67 filed July
29, 1997 and incorporated herein by reference.

	(b)	Amended Schedule A to Distribution Agreement dated August 6, 2007 filed as
Exhibit (e)(1)(b) to Post-Effective Amendment No. 111 filed October 4, 2007
(Accession No. 0000940394-07-001184) and incorporated herein by reference.

(7)	(c)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized
Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 of Eaton Vance
Special Investment Trust (File Nos. 2-27962, 811-1545) filed April 26, 2007
(Accession No. 0000940394-07-000430) and incorporated herein by reference.

(8)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc.,
Release No. IC-20671 (November 1, 1994).

(9)	(a)	Custodian Agreement with Investors Bank & Trust Company dated October 15,
1992 filed as Exhibit (8) to Post-Effective Amendment No. 55 filed September 15,
1995 and incorporated herein by reference.

	(b)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated
October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 57 filed
November 15, 1995 and incorporated herein by reference.

	(c)	Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No.
78 filed January 25, 1999 and incorporated herein by reference.

	(d)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with
Investors Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-
Managed Global Buy-Write Opportunities Fund N-2 Pre-Effective Amendment No.
2 (File Nos. 333-123961, 811-21745) filed September 26, 2005 (Accession No.
0000950135-05-005528) and incorporated herein by reference.

	(e)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust
Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2,
Amendment No. 5 (File Nos. 333-32276, 811-05808) filed April 3, 2001 (Accession
No. 0000940394-01-500125) and incorporated herein by reference.

(10)	(a)	Eaton Vance Municipals Trust Class A Distribution Plan adopted June 23, 1997 and amended April 24, 2006 with attached Schedule A filed as Exhibit (m)(1) to Post-
Effective Amendment No. 106 filed November 28, 2006 and incorporated herein by reference.

	(b)	Eaton Vance Municipals Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-
Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

	(c)	(i) Eaton Vance Municipals Trust Class C Distribution Plan adopted June 23,
1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
(15)(c) to Post-Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

(10)	(c)	(ii) Amended Schedule A to Class C Distribution Plan dated August 6, 2007 filed as Exhibit (m)(3)(b) to Post-Effective Amendment No. 111 filed
October 4, 2007 (Accession No. 0000940394-07-001185) and incorporated herein by reference.

	(d)	(i) Amended and Restated Multiple Class Plan for Eaton Vance Funds dated
August 6, 2007 filed as Exhibit (n) to Post-Effective Amendment No. 128 of
Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) filed
August 10, 2007 (Accession No. 0000940394-07-000956) and incorporated herein by reference.

(ii) Schedules A, B and C effective December 10, 2007 to Amended and
Restated Multiple Class Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibits (n)(2), (n)(3) and (n)(4) to Post-Effective Amendment No.
86 of Eaton Vance Special Investment Trust (File Nos. 02-27962, 811-1545)
filed December 14, 2007 (Accession No. 0000940394-07-002080) and
incorporated herein by reference.

(iii) Schedule B effective March 1, 2008 to Amended and Restated Multiple Class
Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n)(3) to
Post-Effective Amendment No. 114 filed February 28, 2008 and incorporated herein by reference.

(11)		Opinion and consent of counsel as to legality of securities being registered filed as
Exhibit (11) to the initial filing of this Registration Statement on Form N-14 filed
July 17, 2008 and incorporated herein by reference.

(12)		Opinion of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/ Prospectus – to be filed by amendment.

(13)	(a)	(i) Amended Administrative Services Agreement between Eaton Vance
Municipals Trust (on behalf of each of its series) and Eaton Vance
Management with attached schedules (including Amended Schedule A dated
September 29, 1995) filed as Exhibit (9)(a) to Post-Effective Amendment
No. 55 filed September 15, 1995 and incorporated herein by reference.

(ii) Amendment to Schedule A dated June 23, 1997 to the Amended
Administrative Services Agreement dated June 19, 1995 filed as Exhibit
(9)(a)(2) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

	(b)	Transfer Agency Agreement dated as of August 1, 2005 filed as Exhibit (h)(3) to
Post-Effective Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos.
02-90946, 811-04015) filed August 25, 2005 (Accession No. 0000940394-05-
000983) and incorporated herein by reference.

(13)	(c)	Sub-Transfer Agency Services Agreement effective August 1, 2005 between PFPC
Inc. and Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective
Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-
04015) filed August 25, 2005 (Accession No. 0000940394-05-000983) and
incorporated herein by reference.

(14)		Consent of Deloitte & Touche LLP regarding financial statements of Registrant filed as Exhibit (14) to the initial filing of this Registration Statement on Form N-14 filed July 17, 2008 and incorporated herein by reference.

(15)		Omitted Financial Statements – not applicable

(16)	(a)	Powers of Attorney for Eaton Vance Municipals Trust dated November 1, 2005 filed as Exhibit (q) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

	(b)	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer
of Eaton Vance Municipals Trust dated January 25, 2006 filed as Exhibit (q) to
Post-Effective Amendment No. 104 filed January 30, 2006 and incorporated herein by reference.

	(c)	Power of Attorney for Eaton Vance Municipals Trust dated April 23, 2007 filed as
Exhibit (q)(3) to Post-Effective Amendment No. 111 filed October 4, 2007
(Accession No. 0000940394-07-001184) and incorporated herein by reference.

	(d)	Power of Attorney for Eaton Vance Municipals Trust dated January 1, 2008 filed as
Exhibit (q)(4) to Post-Effective Amendment No. 113 filed January 25, 2008
(Accession No. 0000940394-08-000065) and incorporated herein by reference.

(17)	(a)	(i) Prospectus and Statement of Additional Information, each dated December 1,
2007, as supplemented from time to time, of the Eaton Vance Florida Plus
Municipals Fund filed as Exhibit (17)(a)(i) to the initial filing of this
Registration Statement on Form N-14 filed July 17, 2008 and incorporated herein by reference.

(ii) Prospectus and Statement of Additional Information, each dated February 1,
2008, as supplemented from time to time, of Eaton Vance National
Municipals Fund filed as Exhibit (17)(a)(ii) to the initial filing of this
Registration Statement on Form N-14 filed July 17, 2008 and incorporated herein by reference.

	(b)	(i) Eaton Vance Florida Plus Municipals Fund Annual Report to Shareholders
for the period ended September 30, 2007 filed as Exhibit (17)(b)(i) to the initial filing of this Registration Statement on Form N-14 filed July 17, 2008 and incorporated herein by reference.

(ii) Eaton Vance National Municipals Fund Annual Report to Shareholders
for the period ended September 30, 2007 filed as Exhibit (17)(b)(ii) to the initial filing of this Registration Statement on Form N-14 filed July
17, 2008 and incorporated herein by reference.

(17)	(c)	(i)	Eaton Vance Florida Plus Municipals Fund Semiannual Report to
Shareholders for the period ended March 31, 2008 filed as Exhibit (17)(c)(i)
to the initial filing of this Registration Statement on Form N-14 filed July 17,
2008 and incorporated herein by reference.

		(ii)	Eaton Vance National Municipals Fund Semiannual Report to Shareholders
for the period ended March 31, 2008 filed as Exhibit (17)(c)(ii) to the initial filing of this Registration Statement on Form N-14 filed July 17, 2008 and incorporated herein by reference.

	(d)	Proxy Card filed herewith.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on the 5th day of September, 2008.

EATON VANCE MUNICIPALS TRUST

/s/ Robert B. MacIntosh

Robert B. MacIntosh
President

     Pursuant to the requirements of Section 6(a) of the 1933 Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date

/s/ Robert B. MacIntosh

Robert B. MacIntosh	President (Chief Executive Officer)	September 5, 2008

/s/ Barbara E. Campbell

Barbara E. Campbell	Treasurer (and Principal Financial	September 5, 2008
and Accounting Officer)

Benjamin C. Esty*

Benjamin C. Esty	Trustee	September 5, 2008

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.	Trustee	September 5, 2008

Allen R. Freedman*

Allen R. Freedman	Trustee	September 5, 2008

William H. Park*

William H. Park	Trustee	September 5, 2008

Ronald A. Pearlman*

Ronald A. Pearlman	Trustee	September 5, 2008

Heidi L. Steiger*

Heidi L. Steiger	Trustee	September 5, 2008

Lynn A. Stout*

Lynn A. Stout	Trustee	September 5, 2008

Ralph F. Verni*

Ralph F. Verni	Trustee	September 5, 2008

* By: /s/ Maureen A. Gemma

Maureen A. Gemma
(As Attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number	Description

(17) (d)	Proxy Card filed herewith.